Exhibit 99.2

April 23, 2015

Dear Fellow Shareholders:

Once again, Farmers National Bank closes the books on another quarter of positive earnings. Prudent stewardship and strategic long-range planning have elevated Farmers to where it is today, and it is those same bedrock principles of sound management that will help transition us to our next level of success. As always, I am happy to share with you an overview of first quarter’s financial highlights as found in the attached earnings release.

We have positioned ourselves well for continued growth, vitality and acquisition with a strong capital position, steadily improving profitability, a talented management team and a diversity of revenue not common to most community banks. This diversity in revenue comes from our sophisticated wealth management platform that includes Trust, Investments, Insurance, Retirement Plan Services and Private Banking.

Thanks in large part to our consistent track record of strategic execution and reputation for strong management principles, we have attracted a top performing partner to create an exciting merger that will benefit all stakeholders. Completing and successfully integrating our proposed merger with National Bancshares Corporation (NBOH) is a top priority in 2015 as it will serve as an important growth catalyst for us going forward. Therefore, I would like to dedicate the majority of my letter to focus on, what I believe to be, the most exciting opportunity for Farmers in recent history.

Taking a Critical Strategic Step Forward…

As I reported to you last quarter, your Board unanimously agreed to merge with NBOH, which was just recently cited by SNL Financial, a leading financial services research organization, as being among the “100 Best Performing Community Banks” in 2014 with $500 million to $5 billion in assets. We believe this deal is in the best long-term interests of our employees, customers, shareholders and communities because it:

•	Combines NBOH’s attractively growing loan portfolio with our deep wealth management resources and strong capital base

•	Creates exciting opportunities that accelerates our growth and geographic footprint

•	Enhances the depth and breadth of the leadership team, as well as fortifies the Board of Directors

•	Preserves the venerable Farmers brand, our “customer-first” culture and emphasis on superb service

•	Expands our ability to be an active corporate citizen in our communities and serve as an economic development engine in the region

•	Provides even greater professional development opportunities for our employees

•	Improves liquidity and grows long-term value creation for shareholders

… With Your Help

In the coming weeks, we will be sending you proxy materials inviting you to attend a Special Meeting of Shareholders, where we hope to receive your approval to merge these two high-quality institutions and create the third largest community bank headquartered in Northeastern Ohio1 that will retain the Farmers National Bank name. We respectfully request that you vote your shares immediately upon receipt by signing, dating and returning the proxy card in the pre-addressed, stamped envelope that you will receive with your materials. You can also vote by internet or telephone by following the instructions on the proxy card. Please know that your vote is very important to us, no matter the size of your holdings. Not voting will have the same effect as voting against the merger with NBOH. If you have any questions about this transaction, please do not hesitate to contact me directly at (330) 533-5001. In the meantime, we will continue to update you throughout the merger process as we maintain our commitment to transparency and open dialog.

This is truly an exciting time for Farmers and our shareholders. The opportunities before us are numerous and compelling. With your continued support, we will be ideally positioned to deliver the next level of growth and development for all stakeholders.

As always, I am open to your calls, letters, and emails…so please do not hesitate to reach out to me if you have an idea or some insight you’d like to share.

Very truly yours,

Kevin J. Helmick

President & CEO

[1]	Community Banks defined as those with assets less than $20.0 billion. Northeast Ohio includes area codes 216, 330 and 440

Important Additional Information About the Merger.

In connection with the proposed merger, Farmers has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a joint proxy statement and a Farmers prospectus, as well as other relevant documents concerning the proposed transaction.

  SHAREHOLDERS OF FARMERS AND NATIONAL BANCSHARES AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT FARMERS, NATIONAL BANCSHARES, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE PROPOSED MERGER AND THEIR INTERESTS IN THE PROPOSED MERGER AND RELATED MATTERS.

The respective directors and executive officers of Farmers and National Bancshares and other persons may be deemed to be participants in the solicitation of proxies from shareholders of Farmers and National Bancshares with respect to the proposed merger. Information regarding the directors and executive officers of Farmers is available in its proxy statement filed with the SEC on March 13, 2015. Information regarding directors and executive officers of National Bancshares is available on its website at http://www.discoverfirstnational.com/. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC when they become available.

Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by Farmers through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers will be available free of charge on Farmers’ website at https://www.farmersbankgroup.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Farmer’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to Farmers’ actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, Farmers’ failure to integrate National Bancshares and its subsidiary in accordance with expectations; deviations from performance expectations related to National Bancshares and its subsidiary; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by Farmers’ subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in Farmers’ filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by Farmers or on Farmers’ behalf. Farmers assumes no obligation to update any forward-looking statements.